    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 4, 1999
                                                     REGISTRATION NO. 333-62211
-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                                AMENDMENT NO. 4
                                      TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                        ARCH COMMUNICATIONS GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
         DELAWARE                    4812                    31-1358569
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL)    (I.R.S. EMPLOYER
     JURISDICTION OF      CLASSIFICATION CODE NUMBER)  IDENTIFICATION NUMBER)
     INCORPORATION OR
      ORGANIZATION)

                        1800 WEST PARK DRIVE, SUITE 250
                       WESTBOROUGH, MASSACHUSETTS 01581
                                (508) 870-6700
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                             C. EDWARD BAKER, JR.
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        ARCH COMMUNICATIONS GROUP, INC.
                        1800 WEST PARK DRIVE, SUITE 250
                       WESTBOROUGH, MASSACHUSETTS 01581
                                (508) 870-6700
               (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
              NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                  COPIES TO:
                              EDWARD YOUNG, ESQ.
                           DAVID A. WESTENBERG, ESQ.
                             C/O HALE AND DORR LLP
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                (617) 526-6000
                                ---------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the effective registration statement for the same offering. [_]
                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                        PROPOSED
                                          PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF     AMOUNT        MAXIMUM      AGGREGATE     AMOUNT OF
    SECURITIES TO BE         TO BE     OFFERING PRICE   OFFERING    REGISTRATION
     REGISTERED(1)       REGISTERED(1)    PER UNIT      PRICE(2)        FEE
---------------------------------------------------------------------------------
Rights .................
---------------------------------------------------------------------------------
Common Stock, $.01 par
 value..................
---------------------------------------------------------------------------------
Class B Common Stock,
 $.01 par value.........
---------------------------------------------------------------------------------
Warrants................
---------------------------------------------------------------------------------
Total................... $377,000,000                 $377,000,000 $111,215.00(3)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

(1) The number of shares of each class of stock to be issued will be determined as described in the Prospectus contained herein. In connection with a plan of reorganization filed in accordance with the United States Bankruptcy Code, the Registrant will grant to unsecured creditors of MobileMedia Corporation, MobileMedia Communications, Inc. and certain subsidiaries subscription rights ("Rights") to purchase shares of the Registrant's Common Stock or (in certain circumstances) Class B Common Stock and (in the case of certain purchasers) Warrants. Such creditors will receive Rights for their allowed unsecured claims ("Unsecured Claims"), at a distribution ratio to be determined in accordance with a formula described in the Prospectus contained herein. Certain of such creditors have agreed to subscribe for up to specified numbers of Shares in the event such number of Shares remain unsubscribed after the expiration of the subscription period. This Registration Statement also covers re-sales of such Rights. It is intended that resales of the Common Stock, Class B Common Stock and Warrants and the Common Stock underlying the Warrants, and issuances of Common Stock pursuant to exercises of Warrants, will be made pursuant to one or more separate registration statements.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended. Regardless of the number of securities of each class to be issued, the aggregate consideration to be received by the Registrant for all such securities will consist of (i) discharge of an indeterminate portion of $480,000,000 of Unsecured Claims having a maximum value, for the purpose of calculating the registration fee pursuant to Rule 457(f)(2), of $160,000,000, (ii) $217,000,000 in cash, representing the aggregate exercise price of the Rights.
(3) A filing fee of $32,000.00, calculated on the basis of the $480,000,000 of discharged Unsecured Claims referred to in note (3) above, was previously paid in connection with the filing of the Registrant's preliminary proxy materials on August 20, 1998 pursuant to Rule 14(a)-6(i) under the Securities Exchange Act of 1934, as amended. Accordingly, a net fee of $79,215.00 has been paid.
                                ---------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS
REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
-------------------------------------------------------------------------------
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

  This amendment is being filed for the sole purpose of amending Exhibit 8.1, as previously filed with the Commission on December 17, 1998, at the request of the Staff of the Commission.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Arch's Restated Certificate of Incorporation provides that Arch will, to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"), indemnify all persons whom it has the power to indemnify against all costs, expenses and liabilities incurred by them by reason of having been officers or directors of Arch, any subsidiary of Arch or any other corporation for which such persons acted as an officer or director at the request of Arch.

  Arch's Restated Certificate of Incorporation also provides that the directors of Arch will not be personally liable for monetary damages to Arch or its stockholders for any act or omission, provided that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to Arch or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (relating to illegal dividends or stock redemptions) or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of Arch shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (A) EXHIBITS

    2.1 Agreement and Plan of Merger, dated as of August 18, 1998, by and among Arch Communications Group, Inc., Farm Team Corp., MobileMedia
          Corporation and MobileMedia Communications, Inc.,
    2.2 First Amendment to Agreement and Plan of Merger, dated as of September 3, 1998, by and among Arch Communications Group, Inc., Farm
          Team Corp. and MobileMedia Communications, Inc.
    2.3 Second Amendment to Agreement and Plan of Merger, dated as of December 1, 1998, by and among Arch Communications Group, Inc., Farm
          Team Corp. and MobileMedia Communications, Inc.
    3.1   Restated Certificate of Incorporation. (1)
    3.2   Certificate of Designations establishing the Series B Junior
          Participating Preferred Stock. (2)
    3.3 Certificate of Correction, filed with the Secretary of State of Delaware on February 15, 1996. (1)
    3.4   Certificate of Designations establishing the Series C Convertible
          Preferred Stock. (3)
    3.5   Form of Certificate of Amendment to the Restated Certificate of
          Incorporation
    3.6   Form of Certificate of Amendment to the Restated Certificate of
          Incorporation
    3.7   By-laws, as amended. (1)
    4.1   Indenture, dated February 1, 1994, between Arch Communications, Inc.
          (formerly known as USA Mobile Communications, Inc. II) and United
          States Trust Company of New York, as Trustee, relating to the 9 1/2%
          Senior Notes due 2004 of Arch Communications, Inc.(4)
    4.2   Indenture, dated December 15, 1994, between Arch Communications, Inc.
          (formerly known as USA Mobile Communications, Inc. II) and United
          States Trust Company of New York, as Trustee, relating to the 14%
          Senior Notes due 2004 of Arch Communications, Inc. (5)
    4.3   Indenture, dated June 29, 1998, between Arch Communications, Inc. and
          U.S. Bank Trust National Association, as Trustee, relating to the 12
          3/4% Senior Notes due 2007 of Arch Communications, Inc. (3)
    5.1   Opinion of Hale and Dorr LLP
    8.1** Tax opinion of Hale and Dorr LLP
   10.1   Second Amended and Restated Credit Agreement (Tranche A and Tranche C
          Facilities), dated June 29, 1998, among Arch Paging, Inc., the
          Lenders party thereto, The Bank of New York, Royal Bank of Canada and
          Toronto Dominion (Texas), Inc. (3)
   10.2 Second Amended and Restated Credit Agreement (Tranche B Facility), dated June 29, 1998, among Arch Paging, Inc., the Lenders party thereto. The Bank of New York, Royal Bank of Canada and Toronto
          Dominion (Texas), Inc. (3)
   10.3   Asset Purchase and Sale Agreement, dated April 10, 1998, among
          OmniAmerica, Inc. and certain subsidiaries of Arch Communications
          Group, Inc. (3)

    10.4  Letter agreement, dated June 10, 1998, between Arch Communications
          Group, Inc. and Motorola, Inc. (3)(6)
    10.5  Debtors' Third Amended Joint Plan of Reorganization, dated as of
          September 3, 1998, included as Annex C to the Prospectus which is a part of this Registration Statement.
    10.6  Commitment Letters to Purchase Stock and Warrants, dated as of August
          18, 1998, by and among Arch Communications Group, Inc., MobileMedia
          Communications Inc. and W. R. Huff Asset Management Co., L.L.C., The
          Northwestern Mutual Life Insurance Company, Northwestern Mutual
          Series Fund, Inc., Credit Suisse First Boston Corporation and
          Whippoorwill Associates, Inc.
    10.7 Amendments to Commitment Letters to Purchase Stock and Warrants, dated as of September 3, 1998, by and among Arch Communications
          Group, Inc., MobileMedia Communications Inc. and W.R. Huff Asset
          Management Co., L.L.C., The Northwestern Mutual Life Insurance
          Company, Northwestern Mutual Series Fund, Inc., Credit Suisse First
          Boston Corporation and Whippoorwill Associates, Inc.
    10.8 Amendments to Commitment Letters to Purchase Stock and Warrants, dated as of December 1, 1998, by and among Arch Communications Group, Inc., MobileMedia Communications Inc. and W.R. Huff Asset Management
          Co., L.L.C., The Northwestern Mutual Life Insurance Company,
          Northwestern Mutual Series Fund, Inc., Credit Suisse First Boston
          Corporation and Whippoorwill Associates, Inc.
    10.9  Form of Registration Rights Agreement among Arch Communications
          Group, Inc. and W. R. Huff Asset Management Co., L.L.C., The
          Northwestern Mutual Life Insurance Company, Northwestern Mutual
          Series Fund, Inc., Credit Suisse First Boston Corporation and
          Whippoorwill Associates, Inc.
    10.11 Amendment No. 1 to Rights Agreement, dated June 29, 1998, between
          Arch Communications Group, Inc. and the Bank of New York. (3)
    10.12 Amendment No. 2 to Rights Agreement, dated as of August 18, 1998, amending the Rights Agreement between Arch Communications Group, Inc.
          and the Bank of New York.
    10.13 Amendment No. 3 to Rights Agreement, dated September 3, 1998, amending the Rights Agreement between Arch Communications Group, Inc.
          and the Bank of New York.
    10.14 Disclosure Statement to Debtors' Third Amended Joint Plan of
          Reorganization, dated December 3, 1998 included as Annex A to the
          Prospectus which is a part of this Registration Statement.
    10.15 Form of Warrant Agreement, between Arch Communications Group, Inc.
          and the Bank of New York, as provided for in the First Amendment to Agreement and Plan of Merger dated as of September 3, 1998, by and among Arch Communications Group, Inc, Farm Team Corp. and MobileMedia
          Communication Inc.
    10.16 Commitment Letter, dated as of August 18, 1998, by and among Arch
          Paging, Inc. and The Bank of New York, BNY Capital Markets, Inc.,
          Toronto Dominion (Texas) Inc., TD Securities (USA) Inc., Royal Bank of Canada and Barclays Bank PLC amending the Second and Amended
          Restated Credit Agreements, dated June 29, 1998 (Tranche A, B and C
          Facilities).
    10.17 Bridge Commitment Letter, dated as of August 20, 1998, among Arch
          Communications, Inc., Arch Communications Group, Inc. and The Bear
          Stearns Companies, Inc., The Bank of New York, TD Securities (USA)
          Inc. and the Royal Bank of Canada.
    10.18 Amendment No. 1 to Registration Rights Agreement, dated August 19,
          1998, amending the Registration Rights Agreement dated as of June 29,
          1998 by and among Arch Communications Group, Inc. and the Sandler
          Capital Partners IV, LP, Sandler Capital Partners IV, FTE LP, South
          Fork Partners, The Georgica International Fund Limited, Aspen
          Partners and Consolidated Press International Limited.
   +10.19 Amended and Restated Stock Option Plan (8)
   +10.20 Non-Employee Directors' Stock Option Plan (9)
   +10.21 1989 Stock Option Plan, as amended (1)
   +10.22 1995 Outside Directors' Stock Option Plan (10)
   +10.23 1996 Employee Stock Purchase Plan (11)
   +10.24 1997 Stock Option Plan (12)
   +10.25 Deferred Compensation Plan for Nonemployee Directors (13)
   +10.26 Form of Executive Retention Agreement by and between Messrs. Baker,
          Daniels, Kuzia, Pottle and Saynor (13)
    10.27 Stock Purchase Agreement, dated June 29, 1998, among Arch
          Communications Group, Inc., Sandler Capital Partners IV, L.P.,
          Sandler Capital Partners IV FTE, L.P., Harvey Sandler, John
          Kornreich, Michael J. Marocco, Andrew Sandler, South Fork Partners, the Georgica International Fund Limited, Aspen Partners and
          Consolidated Press International Limited (3)

   10.28 Registration Rights Agreement, dated June 29, 1998, among Arch
         Communications Group, Inc., Sandler Capital Partners IV, L.P., Sandler
         Capital Partners IV FTE, L.P., Harvey Sandler, John Kornreich, Michael
         J. Marocco, Andrew Sandler, South Fork Partners, The Georgica
         International Fund Limited, Aspen Partners and Consolidated Press
         International Limited (3)
   10.29 Exchange Agreement, dated June 29, 1998, between Adelphia
         Communications Corporation and Benbow PCS Ventures, Inc. (3)
   10.30 Promissory Note, dated June 29, 1998, in the Principal amount of
         $285,015, issued by Benbow PCS Ventures, Inc. to Lisa-Gaye Shearing
         (3)
   10.31 Guaranty, dated June 29, 1998, given by Arch Communications Group,
         Inc. to Adelphia Communications Corporation (3)
   10.32 Guaranty, dated June 29, 1998, given by Arch Communications Group,
         Inc. to Lisa-Gaye Shearing (3)
   10.33 Registration Rights Agreement, dated June 29, 1998, among Arch
         Communications Group, Inc., Adelphia Communications Corporation and
         Lisa-Gaye Shearing (3)
   21.1  Subsidiaries of the Registrant
   23.1  Consent of Hale and Dorr LLP (contained in its opinion filed as
         Exhibit 5.1)
   23.2  Consent of Arthur Andersen LLP
   23.3  Consent of Ernst & Young LLP
   23.4  Consent of Wilkinson, Barker, Knauer & Quinn, LLP
   23.5  Consent of Wiley, Rein & Fielding
   24.1  Power of Attorney (included on signature page to this Registration
         Statement)
   27.1  Financial Data Schedule (7)
   99.1  Form of Subscription Certificate and related documents

  --------
  *  To be filed by amendment.
  ** Filed herewith.
  + Identifies exhibits constituting a management contract or compensation plan.
  (1) Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-542) of Arch Communications Group, Inc.
  (2) Incorporated by reference from the Current Report on Form 8-K of Arch Communications Group, Inc. dated October 13, 1995 and filed on October 24, 1995.
  (3) Incorporated by reference from the Current Report on Form 8-K of Arch Communications Group, Inc. dated June 26, 1998 and filed on July 23, 1998.
  (4) Incorporated by reference from the Registration Statement on Form S-1 (File No. 33-72646) of Arch Communications, Inc.
  (5) Incorporated by reference from the Registration Statement on Form S-1 (File No. 33-85580) of Arch Communications, Inc.
  (6) A Confidential Treatment Request has been filed with respect to portions of this exhibit so incorporated by reference.
  (7) Incorporated by reference from the Quarterly Report on Form 10-Q of Arch Communications Group, Inc. for the quarter ended June 30, 1998.
  (8) Incorporated by reference from the Annual Report on Form 10-K of Arch Communications Group. Inc. (then known as USA Mobile Communications Inc. II) for the fiscal year ended December 31, 1994.
  (9) Incorporated by reference from the Registration Statement on Form S-4 (File No. 33-83648) of Arch (then known as USA Mobile Communications Inc. II).
  (10) Incorporated by reference from the Registration Statement on Form S-3 (File No. 33-87474) of Arch Communications Group, Inc.
  (11) Incorporated by reference from the Annual Report on Form 10-K of Arch Communications Group, Inc. for the fiscal year ended December 31, 1995.
  (12) Incorporated by reference from the Annual Report on Form 10-K of Arch Communications Group, Inc. for the fiscal year ended December 31, 1996.
  (13) Incorporated by reference from the Annual Report on Form 10-K of Arch Communications Group, Inc. for the fiscal year ended December 31, 1997.

ITEM 22. UNDERTAKINGS

  (a) The undersigned registrant hereby undertakes:

  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i) To include any prospectus required by Section 10(a)(3) of the Act;

  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to the initial bona fide offering thereof.

  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4) If the registration is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Rule 3-19 of this chapter at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act or Rule 3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in the Form F-3.

  (b) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such offering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (c) The registrant undertakes that every prospectus: (1) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to this registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (d) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (e) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


  (f) The registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request.

  (g) The registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF WESTBOROUGH, COMMONWEALTH OF MASSACHUSETTS ON JANUARY 4, 1999.

                                          Arch Communications, Inc.

                                                /s/ C. Edward Baker, Jr.
                                          By: _________________________________
                                              C. EDWARD BAKER, JR.CHAIRMAN OF
                                               THE BOARD AND CHIEF EXECUTIVE
                                                          OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

          SIGNATURE                  TITLE
                                                                   DATE

/s/ C. Edward Baker, Jr.    Chairman of the Board and           January 4,
-------------------------   Chief Executive Officer             1999
  C. EDWARD BAKER, JR.      Director (principal executive officer)

    /s/ J. Roy Pottle       Executive Vice President and        January 4,
-------------------------   Chief Financial Officer             1999
      J. ROY POTTLE         (principal financial officer and
                            principal accounting officer)

  */s/ R. Schorr Berman     Director                            January 4,
-------------------------                                       1999
    R. SCHORR BERMAN

  */s/ James S. Hughes      Director                            January 4,
-------------------------                                       1999
     JAMES S. HUGHES

   */s/ John Kornreich      Director                            January 4,
-------------------------                                       1999
     JOHN KORNREICH

 */s/ Allan L. Rayfield     Director                            January 4,
-------------------------                                       1999
    ALLAN L. RAYFIELD

   */s/ John B. Saynor      Director                            January 4,
-------------------------                                       1999
     JOHN B. SAYNOR

   */s/ John A. Shane       Director                            January 4,
-------------------------                                       1999
      JOHN A. SHANE

 */s/ Gerald J. Cimmino
-------------------------
    GERALD J. CIMMINO
    ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

  (A) EXHIBITS

    2.1   Agreement and Plan of Merger, dated as of August 18, 1998, by and among Arch Communications Group, Inc., Farm Team Corp., MobileMedia
          Corporation and MobileMedia Communications, Inc.,
    2.2   First Amendment to Agreement and Plan of Merger, dated as of
          September 3, 1998, by and among Arch Communications Group, Inc., Farm
          Team Corp. and MobileMedia Communications, Inc.
    2.3   Second Amendment to Agreement and Plan of Merger, dated as of
          December 1, 1998, by and among Arch Communications Group, Inc., Farm
          Team Corp. and MobileMedia Communications, Inc.
    3.1   Restated Certificate of Incorporation. (1)
    3.2   Certificate of Designations establishing the Series B Junior
          Participating Preferred Stock. (2)
    3.3   Certificate of Correction, filed with the Secretary of State of
          Delaware on February 15, 1996. (1)
    3.4   Certificate of Designations establishing the Series C Convertible
          Preferred Stock. (3)
    3.5   Form of Certificate of Amendment to the Restated Certificate of
          Incorporation
    3.6   Form of Certificate of Amendment to the Restated Certificate of
          Incorporation
    3.7   By-laws, as amended. (1)
    4.1   Indenture, dated February 1, 1994, between Arch Communications, Inc.
          (formerly known as USA Mobile Communications, Inc. II) and United
          States Trust Company of New York, as Trustee, relating to the 9 1/2%
          Senior Notes due 2004 of Arch Communications, Inc.(4)
    4.2   Indenture, dated December 15, 1994, between Arch Communications, Inc.
          (formerly known as USA Mobile Communications, Inc. II) and United
          States Trust Company of New York, as Trustee, relating to the 14%
          Senior Notes due 2004 of Arch Communications, Inc. (5)
    4.3   Indenture, dated June 29, 1998, between Arch Communications, Inc. and
          U.S. Bank Trust National Association, as Trustee, relating to the 12
          3/4% Senior Notes due 2007 of Arch Communications, Inc. (3)
    5.1   Opinion of Hale and Dorr LLP
    8.1** Tax opinion of Hale and Dorr LLP
   10.1   Second Amended and Restated Credit Agreement (Tranche A and Tranche C
          Facilities), dated June 29, 1998, among Arch Paging, Inc., the
          Lenders party thereto, The Bank of New York, Royal Bank of Canada and
          Toronto Dominion (Texas), Inc. (3)
   10.2   Second Amended and Restated Credit Agreement (Tranche B Facility),
          dated June 29, 1998, among Arch Paging, Inc., the Lenders party thereto. The Bank of New York, Royal Bank of Canada and Toronto
          Dominion (Texas), Inc. (3)
   10.3   Asset Purchase and Sale Agreement, dated April 10, 1998, among
          OmniAmerica, Inc. and certain subsidiaries of Arch Communications
          Group, Inc. (3)
   10.4   Letter agreement, dated June 10, 1998, between Arch Communications
          Group, Inc. and Motorola, Inc. (3)(6)
   10.5   Debtors' Third Amended Joint Plan of Reorganization, dated as of
          September 3, 1998, included as Annex C to the Prospectus which is a part of this Registration Statement.
   10.6   Commitment Letters to Purchase Stock and Warrants, dated as of August
          18, 1998, by and among Arch Communications Group, Inc., MobileMedia
          Communications Inc. and W. R. Huff Asset Management Co., L.L.C., The
          Northwestern Mutual Life Insurance Company, Northwestern Mutual
          Series Fund, Inc., Credit Suisse First Boston Corporation and
          Whippoorwill Associates, Inc.
   10.7   Amendments to Commitment Letters to Purchase Stock and Warrants,
          dated as of September 3, 1998, by and among Arch Communications
          Group, Inc., MobileMedia Communications Inc. and W.R. Huff Asset
          Management Co., L.L.C., The Northwestern Mutual Life Insurance
          Company, Northwestern Mutual Series Fund, Inc., Credit Suisse First
          Boston Corporation and Whippoorwill Associates, Inc.
   10.8   Amendments to Commitment Letters to Purchase Stock and Warrants,
          dated as of December 1, 1998, by and among Arch Communications Group,
          Inc., MobileMedia Communications Inc. and W.R. Huff Asset Management
          Co., L.L.C., The Northwestern Mutual Life Insurance Company,
          Northwestern Mutual Series Fund, Inc., Credit Suisse First Boston
          Corporation and Whippoorwill Associates, Inc.
   10.9   Form of Registration Rights Agreement among Arch Communications
          Group, Inc. and W. R. Huff Asset Management Co., L.L.C., The
          Northwestern Mutual Life Insurance Company, Northwestern Mutual
          Series Fund, Inc., Credit Suisse First Boston Corporation and
          Whippoorwill Associates, Inc.
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    10.10 Form of Registration Rights Agreement among Arch Communications
          Group, Inc. and certain Stockholders.
    10.11 Amendment No. 1 to Rights Agreement, dated June 29, 1998, between
          Arch Communications Group, Inc. and the Bank of New York. (3)
    10.12 Amendment No. 2 to Rights Agreement, dated as of August 18, 1998, amending the Rights Agreement between Arch Communications Group, Inc.
          and the Bank of New York.
    10.13 Amendment No. 3 to Rights Agreement, dated September 3, 1998, amending the Rights Agreement between Arch Communications Group, Inc.
          and the Bank of New York.
    10.14 Disclosure Statement to Debtors' Third Amended Joint Plan of
          Reorganization, dated December 3, 1998 included as Annex A to the
          Prospectus which is a part of this Registration Statement.
    10.15 Form of Warrant Agreement, between Arch Communications Group, Inc.
          and the Bank of New York, as provided for in the First Amendment to
          Agreement and Plan of Merger dated as of September 3, 1998, by and among Arch Communications Group, Inc, Farm Team Corp. and MobileMedia
          Communication Inc.
    10.16 Commitment Letter, dated as of August 18, 1998, by and among Arch
          Paging, Inc. and The Bank of New York, BNY Capital Markets, Inc.,
          Toronto Dominion (Texas) Inc., TD Securities (USA) Inc., Royal Bank
          of Canada and Barclays Bank PLC amending the Second and Amended
          Restated Credit Agreements, dated June 29, 1998 (Tranche A, B and C
          Facilities).
    10.17 Bridge Commitment Letter, dated as of August 20, 1998, among Arch
          Communications, Inc., Arch Communications Group, Inc. and The Bear
          Stearns Companies, Inc., The Bank of New York, TD Securities (USA)
          Inc. and the Royal Bank of Canada.
    10.18 Amendment No. 1 to Registration Rights Agreement, dated August 19,
          1998, amending the Registration Rights Agreement dated as of June 29,
          1998 by and among Arch Communications Group, Inc. and the Sandler
          Capital Partners IV, LP, Sandler Capital Partners IV, FTE LP, South
          Fork Partners, The Georgica International Fund Limited, Aspen
          Partners and Consolidated Press International Limited.
   +10.19 Amended and Restated Stock Option Plan (8)
   +10.20 Non-Employee Directors' Stock Option Plan (9)
   +10.21 1989 Stock Option Plan, as amended (1)
   +10.22 1995 Outside Directors' Stock Option Plan (10)
   +10.23 1996 Employee Stock Purchase Plan (11)
   +10.24 1997 Stock Option Plan (12)
   +10.25 Deferred Compensation Plan for Nonemployee Directors (13)
   +10.26 Form of Executive Retention Agreement by and between Messrs. Baker,
          Daniels, Kuzia, Pottle and Saynor (13)
    10.27 Stock Purchase Agreement, dated June 29, 1998, among Arch
          Communications Group, Inc., Sandler Capital Partners IV, L.P.,
          Sandler Capital Partners IV FTE, L.P., Harvey Sandler, John
          Kornreich, Michael J. Marocco, Andrew Sandler, South Fork Partners,
          the Georgica International Fund Limited, Aspen Partners and
          Consolidated Press International Limited (3)
    10.28 Registration Rights Agreement, dated June 29, 1998, among Arch
          Communications Group, Inc., Sandler Capital Partners IV, L.P.,
          Sandler Capital Partners IV FTE, L.P., Harvey Sandler, John
          Kornreich, Michael J. Marocco, Andrew Sandler, South Fork Partners,
          The Georgica International Fund Limited, Aspen Partners and
          Consolidated Press International Limited (3)
    10.29 Exchange Agreement, dated June 29, 1998, between Adelphia
          Communications Corporation and Benbow PCS Ventures, Inc. (3)
    10.30 Promissory Note, dated June 29, 1998, in the Principal amount of
          $285,015, issued by Benbow PCS Ventures, Inc. to Lisa-Gaye Shearing
          (3)
    10.31 Guaranty, dated June 29, 1998, given by Arch Communications Group,
          Inc. to Adelphia Communications Corporation (3)
    10.32 Guaranty, dated June 29, 1998, given by Arch Communications Group,
          Inc. to Lisa-Gaye Shearing (3)
    10.33 Registration Rights Agreement, dated June 29, 1998, among Arch
          Communications Group, Inc., Adelphia Communications Corporation and
          Lisa-Gaye Shearing (3)
    21.1  Subsidiaries of the Registrant
    23.1  Consent of Hale and Dorr LLP (contained in its opinion filed as
          Exhibit 5.1)
    23.2  Consent of Arthur Andersen LLP
    23.3  Consent of Ernst & Young LLP
    23.4  Consent of Wilkinson, Barker, Knauer & Quinn, LLP
    23.5  Consent of Wiley, Rein & Fielding
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   24.1   Power of Attorney (included on signature page to this Registration
          Statement)
   27.1   Financial Data Schedule (7)
   99.1** Form of Subscription Certificate and related documents

  --------
  *  To be filed by amendment.
  ** Filed herewith.
  + Identifies exhibits constituting a management contract or compensation plan.
  (1) Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-542) of Arch Communications Group, Inc.
  (2) Incorporated by reference from the Current Report on Form 8-K of Arch Communications Group, Inc. dated October 13, 1995 and filed on October 24, 1995.
  (3) Incorporated by reference from the Current Report on Form 8-K of Arch Communications Group, Inc. dated June 26, 1998 and filed on July 23, 1998.
  (4) Incorporated by reference from the Registration Statement on Form S-1 (File No. 33-72646) of Arch Communications, Inc.
  (5) Incorporated by reference from the Registration Statement on Form S-1 (File No. 33-85580) of Arch Communications, Inc.
  (6) A Confidential Treatment Request has been filed with respect to portions of this exhibit so incorporated by reference.
  (7) Incorporated by reference from the Quarterly Report on Form 10-Q of Arch Communications Group, Inc. for the quarter ended June 30, 1998.
  (8) Incorporated by reference from the Annual Report on Form 10-K of Arch Communications Group. Inc. (then known as USA Mobile Communications Inc. II) for the fiscal year ended December 31, 1994.
  (9) Incorporated by reference from the Registration Statement on Form S-4 (File No. 33-83648) of Arch (then known as USA Mobile Communications Inc. II).
  (10) Incorporated by reference from the Registration Statement on Form S-3 (File No. 33-87474) of Arch Communications Group, Inc.
  (11) Incorporated by reference from the Annual Report on Form 10-K of Arch Communications Group, Inc. for the fiscal year ended December 31, 1995.
  (12) Incorporated by reference from the Annual Report on Form 10-K of Arch Communications Group, Inc. for the fiscal year ended December 31, 1996.
  (13) Incorporated by reference from the Annual Report on Form 10-K of Arch Communications Group, Inc. for the fiscal year ended December 31, 1997.